UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2005

Hartman Commercial Properties REIT
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-50256 (Commission File Number)	76-0594970 (I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 100
Houston, Texas 77043-3124
(713) 467-2222
(Address, including zip code, of Registrant’s principal executive offices
Registrant’s telephone number, including area code,)

_____________________________________________
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On September 22, 2005, Hartman Commercial Properties REIT issued a press release regarding a mini-tender offer by Sutter Capital Management, LLC and its affiliates. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Press Release issued by Hartman Commercial Properties REIT dated September 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTMAN COMMERCIAL PROPERTIES REIT

Dated: September 22, 2005	By:	/s/ Allen R. Hartman
Name: Allen R. Hartman Title: President

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Hartman Commercial Properties REIT dated September 22, 2005.